Description of Operations	12 Months Ended
Dec. 31, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of Operations

1.       Description of operations

Shire plc and its subsidiaries (collectively referred to as either “Shire”, or the “Company”) is a biotech Company, focusing on developing and marketing innovative medicines for patients with rare diseases and other select conditions.

The Company has grown both organically and through acquisition, completing a series of major transactions that have brought therapeutic, geographic and pipeline growth and diversification. The Company will continue to conduct its own R&D, focused on rare diseases, as well as evaluate companies, products and pipeline opportunities that offer a strategic fit and have the potential to deliver value to all of the Company's stakeholders: patients, physicians, policy makers, payers, investors and employees.